SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

June 30, 2006

Date of Report

(Date of earliest event reported)

Syntony Group, Inc.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation)	000-50678 (Commission File Number)	87-0369068 (IRS Employer Identification No.)

1035 Park Avenue, Suite 7B

New York, New York 10028

(Address of Principal Executive Offices)

(646) 827-9362
(Registrant's Telephone Number)

N/A

(Former Name or Former Address if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         On June 30, 2006, Syntony Group, Inc., a Utah corporation (the “Company”), filed an Information Statement on Schedule 14f-1 (the “Information Statement”) with the Securities Exchange Commission (the “Commission”)and mailed a copy of the Information Statement to its shareholders pursuant to Section 14(f) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14f-1 thereunder.

         Effective June 30, 2006, Michael Vardakis, the principal shareholder of the Company (“Vardakis”), entered into a Stock Purchase Agreement (the “Agreement”) with David Price (“Price”), pursuant to which, among other things, Vardakis agreed to sell to Price and Price agreed to purchase from Vardakis, 12,345,001 shares of Common Stock, par value $.0001 per share (“Common Stock”), of the Company owned of record and beneficially by Vardakis (the “Purchased Shares”).  Price is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated by the Commission under the Securities Act of 1933 (the “Securities Act”).  The aggregate purchase price for the Purchased Shares is $600,000, or approximately $.0486 per share.  The Purchased Shares represent approximately 90.0% of the 13,723,462 issued and outstanding shares of Common Stock.  Pursuant to the Agreement, Price assigned his rights and obligations with respect to the Purchased Shares as follows: 12,325,001 shares to Tendall FZCO, a Dubai Free Zone corporation (“Tendall”) of which Price is the sole record and beneficial owner, 10,000 shares to Alain V Vitterli, ("Vitterli"), 5,000 shares to Ian Ilsley ("Ilsley") and 5,000 shares to Robert Lawrence Banner ("Banner"). Each of Price, Tendall, Vitterli, Ilsley and Banner is an accredited investor. Tendall used its working capital and Vitterli, Ilsley and Banner used their personal funds to purchase the Purchased Shares on June 30, 2006.

         Effective June 30, 2006, Vardakis also entered into and Installment Purchase Agreement (the “Installment Agreement”) with Price, pursuant to which, among other things, Vardakis agreed to sell to Price and Price agreed to purchase from Vardakis, an additional 600,000 shares of Common Stock of the Company owned of record and beneficially by Vardakis (the “Installment Shares”).  The aggregate purchase price for the Installment Shares is $300,000, or $.50 per share. The Installment Shares represent approximately 4.4% of the 13,723,462 issued and outstanding shares of Common Stock. The Installment Agreement provides that the purchase price for the Installment Shares will be paid in 12 consecutive monthly installments, without interest, commencing on October 31, 2006, and on the last day of each month thereafter through and including September 30, 2007.  If any such date is not a business day, the installment will be due on the following business day.  Pursuant to the Installment Agreement, Price assigned his rights and obligations with respect to the Installment Shares to Jockey Holding LTD, a British West Indies corporation (“Jockey”).  Jockey is an accredited investor and will use its working capital to purchase the Installment Shares.   Pursuant to the Installment Agreement: (i) Vardakis has deposited with Hirshfield Law, as Escrow Agent (the “Escrow Agent”), under an Escrow Agreement dated as of June 30, 2006 (the “Escrow Agreement”) between Vardakis, Price and the Escrow Agent, 300,000 additional shares of Common Stock owned of record and beneficially by Vardakis to ensure Vardakis' performance under the Installment Agreement; and (ii) Price has deposited with the Escrow Agent 2,000,000 of the Purchased Shares to ensure the performance of Jockey under the Installment Agreement.

         Pursuant to the Agreement, on June 30, 2006: (i) the Company's Board of directors was increased from two members, Vardakis and Matthew C. Lords (“Lords”), to four members by adding Ilsley and Vetterli; (ii) Vardakis and Lord resigned as officers of the Company; and (iii) Vetterli was elected as the Chief Executive Office, Chief Financial Officer and Secretary.  Information concerning the officers and directors of the Company is incorporated into this Report by reference to the “Directors and Executive Officers” section of the Information Statement pursuant to Rule 12b-23 (“Rule 12b-23”) promulgated by the Commission under the Exchange Act.

         The Information Statement describes under the caption “Security Ownership of Certain Beneficial Owners and Management” the security ownership of each person who was, prior to June 30, 2006, the beneficial owner of more than 5% of the Company's 13,723,462 outstanding shares of Common Stock and each officer and director of the Company. The information under that caption of the Information Statement is incorporated into this Report by reference pursuant to Rule 12b-23.

         The foregoing description of the Agreement, the Installment Agreement and the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, the Installment Agreement and the Escrow Agreement which are filed as Exhibit 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated into this Report pursuant to Rule 12b-23.

Item 5.01   Changes in Control of Registrant.

         The Information Statement describes the change in control of the Company that has occurred pursuant to the Agreement and the Installment Agreement.  The information under the caption “Changes in Control” in the Information Statement is incorporated into this Report by reference pursuant to Rule 12b-23.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Description of Exhibit	Exhibit Number
Purchase Agreement dated as of June 30, 2006 between Michael Vardakis and David Price	10.1
Installment Agreement dated as of June 30, 2006 between Michael Vardakis and David Price	10.2
Escrow Agreement dated as of June 30, 2006 among Michael Vardakis, David Price and Hirshfield Law, as Escrow Agent	10.3
Information Statement mailed to the shareholders of the Company on June 30, 2006 pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder	20.1

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTONY GROUP, INC.
Dated: 07/07/2006	/s/ Alain U. Vetterli Chief Executive Officer, Chief Financial Officer, Secretary and Director

Exhibit Index

Description of Exhibit	Exhibit Number
Purchase Agreement dated as of June 30, 2006 between Michael Vardakis and David Price	10.1
Installment Agreement dated as of June 30, 2006 between Michael Vardakis and David Price	10.2
Escrow Agreement dated as of June 30, 2006 among Michael Vardakis, David Price and Hirshfield Law, as Escrow Agent	10.3
Information Statement mailed to the shareholders of the Company on June 30, 2006 pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder	20.1